EXHIBIT 4.2


                            CERTIFICATE OF TRUST

     The undersigned, the trustees of Equitable of Iowa Companies Capital Trust II, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. Section 3810, hereby certify as follows:

     1. The name of the business trust being formed hereby (the "Trust") is "Equitable of Iowa Companies Capital Trust II."

     2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                         First Chicago Delaware, Inc.
                         300 King Street
                         Wilmington, Delaware  19801

     3. This Certificate of Trust shall be effective as of the date of filing with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust as of the date written below.

Dated:  March 6, 1997

                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee

                                            By:  /s/  Richard D. Manella
                                               ________________________________
                                             Name:  Richard D. Manella
                                             Title:    Vice President

                                            FIRST CHICAGO DELAWARE, INC.,
                                            as Trustee

                                            By:  /s/  Richard D. Manella
                                               ________________________________
                                             Name:   Richard D. Manella
                                             Title:     Vice President


                                              /s/  Paul E. Larson
                                             __________________________________
                                             Paul E. Larson, Trustee


                                              /s/ John A. Merriman
                                             __________________________________
                                             John A. Merriman, Trustee